First Quarter 2015 Earnings Conference Call April 28, 2015 NASDAQ: EPIQ www.epiqsystems.com Exhibit 99.2

2
Forward Looking Statements
& Use of Non-GAAP Measures
This presentation includes forward-looking statements. These forward-looking statements include, but are not limited to any projection or expectation of earnings, revenue or other financial items; the plans, strategies and objectives of management for future operations; factors that may affect our operating results; new products or services; the demand for our products and services; our ability to consummate acquisitions, successfully integrate them into our operations and achieve expected synergies; future capital expenditures; effects of current or future economic conditions or performance; industry trends and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing.  These forward-looking statements are based on our current expectations. In this press release, we make statements that plan for or anticipate the future. Forward-looking statements may be identified by words or phrases such as “believe,”
“expect,” “anticipate,” “should,” “planned,” “may,” “estimated,” “goal,” “objective,” “seeks,” and “potential” and variations of these words and similar expressions or negatives of these words. Section
27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, provide a “safe harbor” for forward-looking statements. Because forward-
looking statements involve future risks and uncertainties, listed below are a variety of factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. These factors include (1) failure to keep pace with technological changes and significant changes in the competitive environment, (2) risks associated with cyber-attacks, interruptions or delays in services at data centers, (3) risks of errors or failures of software or services, (4) interruptions or delays in service at data centers we utilize for delivery of our services, (5) undetected errors in, and failure of operation of, software products releases, (6) our reliance on third-party hardware and software, (7) failure of our financial, operating and information systems to operate as intended, (8) our inability to attract, develop and retain executives and other qualified employees, (9) risks associated with the integration of acquisitions into our existing business operations, (10) risks associated with our international operations, (11) lack of protection of our intellectual property through patents and formal copyright registration, (12) risks of litigation against us for infringement of proprietary rights, (13) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, or changes in government legislation or court rules affecting these filings, (14) any material non-cash write-downs based on impairment of our goodwill, (15) fluctuations in our quarterly results that could cause fluctuations in the market price of our common stock, (16) our inability to maintain compliance with debt covenant ratios, (17) risks associated with indebtedness and interest rate fluctuations, (18) risks associated with provisions of our articles of incorporation that prevent a takeover of Epiq, (19) overall strength and stability of general economic conditions, both in the United States and in the global markets,
(20) the difficulties a third party may have in acquiring our Company due to our shareholder rights plan, (21) the impact of our current review process of strategic alternatives, (22) the successful fulfillment or waiver of all closing conditions for the acquisition of Iris without unexpected delays or material changes, circumstances, effects or conditions that would constitute a material adverse effect, and (23) other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K. In addition, there may be other factors not included in our Securities and Exchange Commission filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law.
This presentation includes the following non-GAAP financial measures: (i) adjusted net income (net income adjusted for amortization of acquisition intangibles, share-based compensation, acquisition and related expense, one-time technology expense, loan fee amortization, litigation expense, timing of recognition of expense, reorganization expense, loss on disposition of assets, strategic review expense and the effect of tax adjustments that are outside of Epiq Systems’ anticipated effective tax rate, all net of tax), (ii) adjusted earnings per share, calculated as adjusted net income on a fully diluted per share basis, and (iii) adjusted EBITDA (net income (loss) adjusted for depreciation and amortization, share-based compensation, acquisition and related expense, one-
time technology expense, net expense related to financing, litigation expense, timing of recognition of expense, reorganization expense, loss on disposition of assets, strategic review expense and provision for (benefit from) income taxes). Income taxes typically represent a complex element of a company’s income statement and effective tax rates can vary widely between different periods.
Epiq Systems uses an approximate statutory tax rate of 40% to reflect income tax effects in the presentation of its adjusted net income and adjusted net income per share. Utilization of an approximate statutory tax rate for presentation of the non-GAAP measures is done to allow a consistent basis for investors to understand financial performance of the company across historical periods.
Although Epiq Systems reports its results using GAAP, Epiq Systems also uses non-GAAP financial measures when management believes those measures provide useful information for its shareholders. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations and to allow a comparison with other companies, many of whom use similar non-GAAP financial measures to supplement their GAAP results. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. These non-GAAP financial measures are reconciled in the accompanying tables to the most directly comparable measures as reported in accordance with GAAP, and should be viewed in addition to, and not in lieu of, such comparable financial measures.

Q1 2015 Earnings Conference Call 3
(1)  A non-GAAP measure, refer to page 8 for reconciliation to most directly comparable GAAP measure.
(2)  A non-GAAP measure, refer to page 9 for reconciliation to most directly comparable GAAP measure.
(3)  A non-GAAP measure, refer to page 10 for calculation.
Financial Results
(In millions, except share count and
per share data) (Unaudited)
March 31, 2015 March 31, 2014
Operating Revenue $107.8 $116.2
Net Income (Loss) $1.7 ($2.3)
Net Income (Loss) per share
(Diluted)
$0.05 ($0.07)
Adjusted Net Income
(1)
$5.7 $6.8
Adjusted EBITDA
(2)
$21.4 $23.5
Adjusted Earnings Per Share (EPS)
(Diluted)
(3)
$0.15 $0.19
Adjusted Diluted Shares
(in thousands)
36,914 35,415
Net Cash from Operations $3.8 ($0.8)

Q1 2015 Earnings Conference Call 4
(In thousands)
March 31, 2015
(Unaudited)
Dec 31, 2014
Cash and Cash Equivalents $38,308 $54,226
Trade Accounts Receivable, Net 129,801 117,854
Property and Equipment, Net 70,217 70,579
Goodwill 403,990 404,187
Other Intangibles, Net 26,919 29,605
Indebtedness 311,034 313,481
Equity 324,007 324,937
Selected Balance Sheet Data

Q1 2015 Earnings Conference Call 5
(In thousands) (Unaudited) March 31, 2015 March 31,  2014
Net Income (Loss) $1,733 ($2,298)
Non-cash Adjustments to Net Income (Loss)
Depreciation and Amortization 11,450 11,820
Other, Net 2,662 5,688
Changes in Operating Assets and Liabilities, Net
Trade Accounts Receivable (13,349) 3,093
Other, Net 1,328 (19,134)
Net Cash Provided by (Used in) Operating
Activities $3,824 ($831)
Cash from Operating Activities

Q1 2015 Earnings Conference Call 6
Segment Operating Results
Technology                                     Bankruptcy & Settlement Administration
(In millions)
Technology
Bankruptcy and
Settlement Administration
Operating
Revenue
Adjusted
EBITDA
Operating
Revenue
Adjusted
EBITDA
Q1 2015 $70.0 $18.2 $37.7 $12.7
Q1 2014 $81.2 $22.3 $35.1 $12.0

2015 Financial Guidance
• Updated guidance estimates for fiscal year 2015, which include the Iris acquisition
• Guidance estimates may be updated in future periods as conditions permit
(1)
2015E
Operating Revenue
$500 - $520 million
Adjusted EBITDA
$109 - $115 million
Adjusted EPS
$0.90 - $0.96
(1) This guidance includes a number of assumptions based on current facts and expectations, which are subject to change.
Q1 2015 Earnings Conference Call 7

Q1 2015 Earnings Conference Call 8
(In thousands, except per share data) (Unaudited) Q1 2015 Q1 2014
Net Income (Loss)
$1,733 ($2,298)
Plus (net of tax (1) ):
Amortization of Acquisition Intangibles
1,611 1,872
Share-based Compensation 973 2,124
Acquisition and Related Expense (2)
146 986
One-time Technology Expense (3)
- 1,268
Loan Fee Amortization and Write-off 362 681
Litigation (Recovery) Expense, Net (4)
(172) 209
Timing of Recognition of Expense (5) (174) -
Reorganization Expense (6)
709 1,593
Loss on Disposition of Assets
11
-
Strategic Review Expense 628
-
Effective Tax Rate Adjustment (7)
(162) 350
Adjusted Net Income $5,665 $6,785
Adjusted Earnings Per Share – Diluted $0.15 $0.19
(1) Individual adjustments are calculated using a tax rate of 40%.
(2) Acquisition and related expense includes one-time costs associated with acquisitions.
(3) One-time technology related costs associated with security and consolidation of data centers from acquisitions.
(4) Litigation expense and recovery related to significant one-time matters.
(5) Adjustment to match timing of expenses to be consistent with timing of GAAP revenue and recoveries for settlement administration matters.
(6) Expenses primarily related to one-time charges for post-employment benefits.
(7) The effective tax rate adjustment reflects a non-GAAP provision for income taxes at a tax rate of 40%.
Adjusted Net Income
Reconciliation

Q1 2015 Earnings Conference Call 9
(In thousands) (Unaudited) Q1 2015 Q1 2014
Net Income (Loss)
$1,733 ($2,298)
Plus:
Depreciation and Amortization
11,450 11,820
Share-based Compensation
1,621 3,539
Acquisition and Related Expense (1)
203 1,589
One-time Technology Expense (2)
- 2,113
Expense Related to Financing, Net (3)
4,111 4,870
Litigation (Recovery) Expense, Net (4)
(520) 112
Timing of Recognition of Expense (5)
(290)  -
Reorganization Expense (6)
1,182 2,655
Loss on Disposition of Assets
18 -
Strategic Review Expense
1,047 -
Provision for (Benefit from) Income Taxes
886 (949)
Adjusted EBITDA
$21,441
$23,451
(1) Acquisition and related expense includes one-time costs associated with acquisitions.
(2) One-time technology related costs associated with security and consolidation of data centers from acquisitions.
(3) Expense related to financing is net of interest income.
(4) Litigation expense and recovery related to significant one-time matters.
(5) Adjustment to match timing of expenses to be consistent with timing of GAAP revenue and recoveries for settlement administration matters.
(6) Expenses primarily related to one-time charges for post-employment benefits.
Adjusted EBITDA
Reconciliation

Q1 2015 Earnings Conference Call 10
(In thousands, except per share data) (Unaudited) Q1 2015 Q1 2014
Net Income (Loss)
$1,733 ($2,298)
Basic Weighted Average Shares
36,281 34,862
Adjustment to reflect share-based awards 633 553
Diluted Weighted Average Shares(1) 36,914 35,415
Net Income (Loss) Per Share – Diluted $0.05 ($0.07)
Adjusted Net Income
$5,665 $6,785
Adjusted Earnings Per Share – Diluted $0.15 $0.19
(1) Diluted weighted average shares outstanding for the three months ended March 31, 2014 exclude the dilutive impact of options and nonvested shares outstanding due to the GAAP net loss reported for the first quarter of 2014.
Diluted Net Income (Loss) Per Share Calculation

Investor Contacts Kelly Bailey Epiq Systems (913) 621-9500 IR@epiqsystems.com Chris Eddy Catalyst Global (212) 924-9800 epiq@catalyst-ir.com NASDAQ: EPIQ www.epiqsystems.com